Exhibit 10.1

Execution Version

FOURTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of April 26, 2024 (the “Fourth Amendment Effective Date”), is entered into by and among MOUNTAINEER GAS COMPANY, a West Virginia corporation (“Borrower”), the LENDERS party hereto, and TRUIST BANK, as Administrative Agent, Letter of Credit Issuer and Swing Line Lender (the “Administrative Agent”).

RECITALS

WHEREAS, Borrower, the Lenders party thereto and Truist Bank (formerly known as Branch Banking and Trust Company), as Administrative Agent, Letter of Credit Issuer and Swing Line Lender, entered into that certain Third Amended and Restated Credit Agreement, dated as of November 26, 2019 (as amended by that certain First Amendment to Third Amended and Restated Credit Agreement, dated as of November 13, 2020, as amended by that certain Second Amendment to Third Amended and Restated Credit Agreement, dated as of April 9, 2021, as amended by that certain Third Amendment to Third Amended and Restated Credit Agreement, dated as of October 20, 2022, and as otherwise amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”);

WHEREAS, Borrower desires to amend the Credit Agreement for the purpose of (a) extending the “First Extended Maturity Date” to December 26, 2025 and (b) amending certain other terms and provisions; and

WHEREAS, Borrower wishes to exercise the First Option to Extend.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1.             Incorporation of Recitals. The introductory paragraph and recitals to this Amendment are incorporated herein into, and fully made a part of, the body of this Amendment.

2.            Definitions. Capitalized terms used herein (including in the recitals hereof) and not otherwise defined herein shall have the meanings provided in the Credit Agreement (as amended by this Amendment).

3.            Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

(a)            Article I of the Credit Agreement is hereby amended to add the following definition in the appropriate alphabetical order:

“Fourth Amendment Effective Date” means April 26, 2024.

(b)            The definition of “First Extended Maturity Date” in Article I of the Credit Agreement is hereby amended and restated as follows:

“First Extended Maturity Date” means December 26, 2025.

(c)            Section 2.16(a)(i) of the Credit Agreement is hereby deleted and replaced with a reference reading “[Reserved].”

(d)            Section 2.16(a)(iii) of the Credit Agreement is hereby amended and restated as follows.

(iii)            As of the Fourth Amendment Effective Date, no Default shall exist, and no default under the Loan Documents shall exist for which Administrative Agent has provided notice of such default and Borrower has failed to remedy such default within the provided cure period after receiving such notice.

(e)            Section 2.16(a)(iv) of the Credit Agreement is hereby amended to delete the reference to “Original Maturity Date” therein and replace it with a reference to “Fourth Amendment Effective Date”.

(f)            Section 2.16(a)(v) of the Credit Agreement is hereby amended to (i) delete the reference to “Original Maturity Date” therein and replace it with a reference to “Fourth Amendment Effective Date” and (ii) delete the reference to “Closing Date” therein and replace it with a reference to “Fourth Amendment Effective Date”.

(g)            Section 2.16(b)(v) of the Credit Agreement is hereby amended to delete the reference to “Closing Date” therein and replace it with a reference to “First Extended Maturity Date”.

4.             First Option to Extend. The Lenders hereby approve Borrower’s request to exercise the First Option to Extend.

5.             Conditions Precedent. This Amendment shall be effective upon receipt by the Administrative Agent of each of the following:

(a)            a counterpart of this Amendment, duly executed by Borrower, Lenders, and the Administrative Agent, in form and substance satisfactory to the Administrative Agent;

(b)            a certificate of the chief financial officer, treasurer or assistant treasurer (or other comparable financial officer) of the Borrower, certifying that (x) as of the date hereof, no Default exists, and no default under the Loan Documents exists for which the Administrative Agent has provided notice of such default and Borrower has failed to remedy such default within the provided cure period after receiving such notice and (y) each of the representations and warranties made by the Borrower in or pursuant to the Loan Documents is true and correct in all material respects on and as of the date hereof, as if made on and as of the date hereof except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date; and

(c)            all fees and other amounts due and payable on or prior to the Fourth Amendment Effective Date, including (x) for the ratable account of each Lender, an extension fee in the amount of three one-hundredths of one percent (0.03%) of the aggregate principal amount of the Revolver Commitments of all of the Lenders in effect on the Fourth Amendment Effective Date, in immediately available funds and (y) reimbursement or payment of all out-of-pocket expenses (including reasonable fees, charges, and disbursements of Womble Bond Dickinson (US) LLP, counsel to the Administrative Agent) required to be reimbursed or paid by Borrower hereunder, under any other Loan Document, and under any agreement with the Administrative Agent for preparation and execution of this Amendment.

6.            Miscellaneous Provisions.

(a)            This Amendment shall be deemed to be, and is, a Loan Document.

(b)            As of the Fourth Amendment Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement, as amended by this Amendment.

(c)            Borrower (i) acknowledges and consents to all of the terms and conditions of this Amendment; (ii) agrees that this Amendment, and all documents executed in connection herewith, do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents, or any certificates, documents, agreements, and instruments executed in connection therewith; and (iii) affirms all of its obligations under the Loan Documents.

(d)            Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows:

(i)             Borrower has taken all necessary action to authorize the execution, delivery, and performance of this Amendment;

(ii)            this Amendment has been duly executed and delivered by Borrower and constitutes Borrower’s legal, valid, and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to: (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally; and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity);

(iii)            no consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery, or performance by Borrower of this Amendment; and

(iv)            the representations and warranties of Borrower set forth in Article IV of the Credit Agreement (as amended hereby), in each of the other Loan Documents, or in any document furnished in connection therewith, are true and correct in all material respects (other than any representation and warranty that is expressly qualified by materiality, in which case such representation and warranty is true and correct in all respects) as of the Fourth Amendment Effective Date with the same effect as if made on and as of the Fourth Amendment Effective Date (except that Section 4.04(a) of the Credit Agreement shall be deemed to refer to the audited consolidated balance sheet as of September 30, 2023), unless such representations and warranties specifically refer to an earlier date, in which case such representation and warranty is true and correct in all respects as of such earlier date.

(e)            This Amendment may be executed in any number of counterparts, each of which, when so executed and delivered, shall be an original, but all of which shall constitute one and the same agreement. Each party may execute this Amendment in electronic format and delivery of such electronic executed document to the other party shall be proof of execution by the party thereto. Signatures hereunder that are images of manually executed signatures transmitted by telecopy, facsimile, or other electronic format (including, without limitation, “pdf,” “tif,” or “jpg”) or other electronic signatures shall be of the same legal effect, validity, and enforceability as a manually executed signature.

(f)            THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE, OR CAUSE OF ACTION (WHETHER IN CONTRACT, TORT, OR OTHERWISE) BASED UPON, ARISING OUT OF, OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NORTH CAROLINA.

[Signatures Begin on Following Page]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by its duly appointed representatives as of the Fourth Amendment Effective Date.

BORROWER:	MOUNTAINEER GAS COMPANY,
a West Virginia corporation

By:	/s/ Scott F. Klemm
Name:	Scott F. Klemm
Its:	Vice President, Chief Regulatory Officer & Assistant Treasurer

[Signature Page to Fourth Amendment to Third Amended and Restated Credit Agreement]

ADMINISTRATIVE AGENT:	TRUIST BANK,
as Administrative Agent, as Letter of Credit Issuer, and as Swing Line Lender

By:	/s/ D. Spencer Murphy

Name:	D. Spencer Murphy
Its:	Senior Vice President

[Signature Page to Fourth Amendment to Third Amended and Restated Credit Agreement]

LENDER:	TRUIST BANK,
as a Lender

By:	/s/ D. Spencer Murphy

Name:	D. Spencer Murphy
Its:	Senior Vice President

[Signature Page to Fourth Amendment to Third Amended and Restated Credit Agreement]

LENDER:	CITY NATIONAL BANK OF WEST VIRGINIA,
as a Lender

By:	/s/ Jack Cavender

Name:	Jack Cavender
Its:	Executive Vice President

[Signature Page to Fourth Amendment to Third Amended and Restated Credit Agreement]

LENDER:	THE HUNTINGTON NATIONAL BANK,
as a Lender

By:	/s/ Nolan Woodbury

Name:	Nolan Woodbury
Its:	Assistant Vice President

[Signature Page to Fourth Amendment to Third Amended and Restated Credit Agreement]

LENDER:	UNITED BANK, a Virginia banking corporation,
as a Lender

By:	/s/ Matthew Bond

Name:	Matthew Bond
Its:	Market President

[Signature Page to Fourth Amendment to Third Amended and Restated Credit Agreement]